Exhibit 32



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
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                      906 OF THE SARBANES-OXLEY ACT OF 2002
                      -------------------------------------




         To my knowledge, this Quarterly Report on Form 10-Q for the quarter ended March 26, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly represents, in all material respects, the financial condition and results of operations of Tasty Baking Company. In accordance with clause
(ii) of Item 601(b)(32), this certification (A) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and (B) shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the company specifically incorporates it by reference.




                                            By:    /s/ Charles P. Pizzi
                                                   -----------------------------
                                                   Charles P. Pizzi
                                                   President and
                                                   Chief Executive Officer




                                            By:    /s/ David S. Marberger
                                                   -----------------------------
                                                   David S. Marberger
                                                   Senior Vice President,
                                                   Chief Financial Officer, and
                                                   Chief Accounting Officer





Date:  May 5, 2005